UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): June 22, 2011

Gulf Resources, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

99 Wenchang Road, Chenming Industrial Park, Shouguang City, Shandong, China 262714

(Address of principal executive offices and zip code)

+86 (536) 567-0008

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 22, 2011, Gulf Resources, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to vote on the following matters:

1.  Election of Directors

All of the following seven nominees were elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next Annual Meeting and until their successors have been duly elected and have qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
Ming Yang	18,684,472	0	399,636	9,348,576
Xiaobin Liu	18,692,079	0	392,029	9,348,576
Naihui Miao	18,639,726	0	444,382	9,348,576
Yafei Ji	18,559,815	0	524,293	9,348,576
Shitong Jiang	18,300,720	0	783,388	9,348,576
Yang Zou	18,707,852	0	376,256	9,348,576
Nan Li	18,551,754	0	532,354	9,348,576

2.           Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of BDO Limited as the independent auditors of the Company for the fiscal year ended December 31, 2011, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
27,719,736	639,008	73,940	0

3.           Amendment to the 2007 Equity Incentive Plan

Stockholders approved the Amendment to the 2007 Equity Incentive Plan to increase the number of shares of the Company’s common stock reserved for issuance under the plan to 4,341,989.

For	Against	Abstain	Broker Non-Votes
16,624,814	2,416,830	42,464	9,348,576

4.           Advisory Vote on Executive Compensation

Stockholders approved the compensation paid to the Company’s named executive officers as disclosed in the 2011 Proxy Statement under “Executive Compensation” and discussed under “Compensation Discussion and Analysis” on an advisory basis, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
18,832,124	222,160	29,824	9,348,576

5.           Advisory Vote on Frequency of Executive Compensation

Stockholders recommended, by a non-binding vote, that the advisory vote to approve the compensation of the Company’s named executive officers should occur every year. The results of the vote were as follows.

Total votes for 1 year	Total votes for 2 year	Total votes for 3 year	Abstain
18,841,972	105,547	107,992	28,597

The Company’s Decision as to Say-on-Frequency

In light of the shareholders’ recommendation  that the advisory vote to approve the compensation of the Company’s named executive officers should occur every year, the Board has determined that the Company will hold the next advisory vote on the compensation of the Company’s named executive officers at the Company’s 2012 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

Date: June 23, 2011	By:	/s/ Xiaobin Liu
	Name:	Xiaobin Liu
	Title:	Chief Executive Officer